SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 13, 2009

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28685	65-0393635
(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 300 Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(817) 348-8717
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On February 10, 2009, the Appellate Division of the Supreme Court of New York, First Department, affirmed the trial court’s judgment entered on October 11, 2007 for Now Solutions, Inc. (“Now Solutions”), a wholly-owned subsidiary of Vertical Computer Systems, Inc. (the “Company”) in the action of Ross Systems, Inc. v. Now Solutions, Inc.  Ross Systems, Inc. may exercise its rights to further appeal the matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc, (Registrant)

Date: February 13, 2009	By:	/s/ Richard Wade
Richard Wade, President &
Chief Executive Officer